SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 19, 2006 (December 15, 2006)


                         SENTRY  TECHNOLOGY CORPORATION
                         ------------------------------

               (Exact Name of Registrant as specified in charter)

          Delaware                   1-12727               96-11-3349733
      -----------------            ------------         -------------------
 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)             File Number)          Identification No.)




        1881 Lakeland Avenue, Ronkonkoma, New York              11779
    --------------------------------------------------        ---------
        (Address of principal executive offices)              (Zip Code)



                                  631/ 739-2100
                            ------------------------
               Registrant's telephone number, including area code


                                       N/A


                                [GRAPHIC OMITED]

         (Former name or former address, if changed since last report.)


                                [GRAPHIC OMITED]

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.


     On December 15, 2006 Sentry Technology Corporation (the "Company") entered into a new secured revolving credit agreement (the "Credit Agreement") with Tradition Capital Bank for $550,000 dollars (the "Loan"). The Loan is secured by the Company's assets, in a second position to Royal Bank of Canada, as well as by pledges of assets from Peter L. Murdoch, the Company's President and CEO, and Robert D. Furst, a director of the Company. Mr. Murdoch and Mr. Furst have also provided personal guarantees for the Loan.

     Interest under the Loan is payable at prime plus 1.00%. The Loan is due and payable on June 15, 2007, or upon demand of the Lender, or upon the occurrence of events of default as more fully set forth in the Credit Agreement included with this report as Exhibit 10.1. The Company made customary representations, warranties and covenants to Tradition Capital Bank, and agreed to indemnify Tradition Capital Bank against potential losses incurred in connection with the Loan. The Credit Agreement has been attached to this report to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company.


Item 8.01   Other Events

     On December 18, 2006, we issued a press release announcing our entry into the transactions contemplated by the Loan. The press release is furnished as
Exhibit  99.1  to  this  report  and  is  incorporated  herein  by  reference.


Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number     Description
------     -----------
10.1 Revolving Credit Agreement between Tradition Capital Bank and Sentry Technology Corporation, dated December 15, 2006.

99.1 Press Release, dated December 18, 2006, issued by Sentry Technology Corporation.

                          [GRAPHIC OMITED]


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sentry Technology Corporation


By:  /s/ Peter J. Mundy                               Date:  December 19, 2006
    -------------------------------------------
     Peter J. Mundy
     Vice President and Chief Financial Officer




EXHIBIT INDEX


Exhibit
Number     Description
------     -----------
10.1 Revolving Credit Agreement between Tradition Capital Bank and Sentry Technology Corporation, dated December 15, 2006.

99.1 Press Release, dated December 18, 2006, issued by Sentry Technology Corporation.